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                           VAN KAMPEN HIGH YIELD FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2009 - AUGUST 31, 2009

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased     Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets        Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
 Arcelormittal    05/13/09      -       $97.52  $1,500,000,000  $2,215,000    0.148%      0.52%    J.P. Morgan     Citigroup
  9.850% due                                                                                       Securities
   6/01/2019                                                                                       Inc.,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Goldman,
                                                                                                   Sachs &
                                                                                                   Co., Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Santander
                                                                                                   Investment
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Scotia
                                                                                                   Capital
                                                                                                   (USA) Inc.

Teck Resources    05/05/09      -       $94.89  $1,850,000,000  $4,000,000    0.216%      0.94%    J.P. Morgan     JP Morgan
 Ltd. 10.750%                                                                                      Securities
 due 5/15/2019                                                                                     Inc., BMO
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC,
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
                                                                                                   Canadian
                                                                                                   Imperial
                                                                                                   Bank of
                                                                                                   Commerce,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   RBS
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Scotia
                                                                                                   Capital,
                                                                                                   Citigroup,
                                                                                                   RBC Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   TD
                                                                                                   Securities

  MGM Mirage      05/14/09      -       $97.34  $  850,000,000  $5,000,000    0.588%      1.17%    Banc of         Banc of America
  11.125% due                                                                                      America
  11/15/2017                                                                                       Securities
                                                                                                   LLC,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., BNP
                                                                                                   Paribas,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities,
                                                                                                   RBS
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Commerzbank
                                                                                                   Corporates
                                                                                                   & Markets,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   Daiwa
                                                                                                   Securities
                                                                                                   America
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
                                                                                                   Inc., UBS
                                                                                                   Investment
                                                                                                   Bank

    Harrahs       05/27/09      -       $96.22  $1,375,000,000  $3,660,000    0.266%      0.83%    Banc of         Banc of America
   Operating                                                                                       America
 Escrow 11.25%                                                                                     Securities
 due 6/1/2017                                                                                      LLC, Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities,
                                                                                                   Goldman,
                                                                                                   Sachs &
                                                                                                   Co.,
                                                                                                   Citigroup,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated

 Jabil Circuit    07/31/09      -       $96.14  $  312,000,000  $1,000,000    0.321%      0.20%    J.P. Morgan     JP Morgan
  Inc. 7.750%                                                                                      Securities
 due 7/15/2016                                                                                     Inc.,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., RBS
                                                                                                   Securities
                                                                                                   Inc. Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   RBS Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC,
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
                                                                                                   Daiwa
                                                                                                   Securities
                                                                                                   America
                                                                                                   Inc., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   Scotia
                                                                                                   Capital
                                                                                                   (USA) Inc.,
                                                                                                   SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey,
                                                                                                   Inc.,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   BNP Paribas
                                                                                                   Securities
                                                                                                   Corp.,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Inc., U.S.
                                                                                                   Bancorp
                                                                                                   Investments,
                                                                                                   Inc.,
                                                                                                   Ladenburg
                                                                                                   Thalmann &
                                                                                                   Co. Inc.
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